UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 12, 2011	000-53535
DATE OF REPORT (Date of earliest event reported):	(Commission File Number)

VIVAKOR, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	26-2178141
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

18 Technology Drive Suite 100 Irvine, CA 92618
(Address of principal executive offices)

( ) -
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02.     Appointment of Officer

On April 12, 2011, the current sole director of the Company, Matthew Nicosia, appointed himself as the Chief Financial Officer of the Company, thereby filling a vacancy in such office. Before such appointment, Matthew Nicosia was, and as of the date hereof Matthew Nicosia continues to be, the Chief Executive Officer of the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIVAKOR, INC.
(Registrant)

Date: April 12, 2011	By:	/s/ Matthew Nicosia
	Name:	Matthew Nicosia
	Title:	Chief Executive Officer